Exhibit 21

PG&E Corporation and Pacific Gas and Electric Company Subsidiaries
State
PG&E Corporation	CA
Elm Power Corporation	DE
Pacific Gas and Electric Company	CA
201 Turk Street, L.P.	CA
1989 Oakland Housing Partnership Associates, L.P.	CA
1992 Oakland Regional Housing Partnership Associates, a California Limited Partnership	CA
1994 Oakland Regional Housing Partnership Associates, a California Limited Partnership	CA
Alberta and Southern Gas Co. Ltd.	AB(Can)
Calaska Energy Company	CA
Chico Commons, a California Limited Partnership	CA
Eureka Energy Company	CA
Merritt Community Capital Fund V, L.P.	CA
Natural Gas Corporation of California	CA
Alaska Gas Exploration Associates	CA
NGC Production Company	CA
Newco Energy Corporation	CA
Electric Generation LLC	CA
Balch 1 and 2 Project LLC	CA
Battle Creek Project LLC	CA
Bucks Creek Project LLC	CA
Chili Bar Project LLC	CA
Crane Valley Project LLC	CA
DeSabla-Centerville Project LLC	CA
Diablo Canyon LLC	CA
Drum-Spaulding Project LLC	CA
Haas-Kings River Project LLC	CA
Hamilton Branch Project LLC	CA
Hat Creek 1 and 2 Project LLC	CA
Helms Project LLC	CA
Kerckhoff 1 and 2 Project LLC	CA
Kern Canyon Project LLC	CA
Kilarc-Cow Creek Project LLC	CA
McCloud-Pit Project LLC	CA
Merced Falls Project LLC	CA
Miocene Project LLC	CA
Mokelumne River Project LLC	CA
Narrows Project LLC	CA
Phoenix Project LLC	CA
Pit 1 Project LLC	CA
Pit 3, 4 and 5 Project LLC	CA
Poe Project LLC	CA
Potter Valley Project LLC	CA
Rock Creek-Cresta Project LLC	CA
Spring-Gap Stanislaus Project LLC	CA
Tule River Project LLC	CA
Upper NF Feather River Project LLC	CA
ETrans LLC	CA
GTrans LLC	CA
Pacific California Gas System, Inc.	CA
Pacific Conservation Services Company	CA
Pacific Energy Fuels Company	CA
Pacific Gas and Electric Housing Fund Partnership, L.P.	CA
Pacific Gas Properties Company	CA
Pacific Properties	CA
PG&E CalHydro, LLC	CA
PG&E Capital I	DE
PG&E Capital II	DE
PG&E Capital III	DE

Some entities appear more than once because entities which are owned by more than one subsidiary are listed under each owner.

PG&E Corporation and Pacific Gas and Electric Company Subsidiaries
State
PG&E Capital IV	DE
PG&E Funding LLC	DE
PG&E Holdings, LLC	DE
Schoolhouse Lane Apartments L.P.	CA
Standard Pacific Gas Line Incorporated	CA
PG&E Corporation Support Services, Inc.	DE
PG&E National Energy Group, LLC	DE
PG&E National Energy Group, Inc.	DE
PG&E Enterprises	CA
PG&E National Energy Group Holdings Corporation	CA
Citrus Generating Company, L.P.	DE
Properties Holdings, LLC	DE
Alhambra Pacific Joint Venture	CA
BPS I, Inc.	CA
Alhambra Pacific Joint Venture	CA
Conaway Ranch Company, The	CA
Conaway Conservancy Group Joint Venture	CA
Conaway Conservancy Group Joint Venture	CA
DPR, Inc.	CA
Gilia Enterprises	CA
Marengo Ranch Joint Venture	CA
Oat Creek Associates Joint Venture	CA
Marengo Ranch Joint Venture	CA
Oat Creek Associates Joint Venture	CA
Valley Real Estate, Inc.	CA
PG&E Energy Trading Holdings, LLC	DE
PG&E Energy Trading Holdings Corporation	CA
PG&E Energy Trading – Power, L.P.	DE
PG&E ET Synfuel 166, LLC	DE
PG&E ET Synfuel #2, LLC	DE
PG&E ET Investments Corporation	DE
PG&E Energy Trading – Power, L.P.	DE
PG&E Energy Trading – Gas Corporation	CA
PG&E Energy Trading, Canada Corporation	AB (Can)
CEG Energy Options, Inc.	SK (Can)
True Quote LLC	KY
Virtual Credit Services, LLC	DE
PG&E International, Inc.	CA
PG&E International Development Holdings, LLC	DE
PG&E Overseas Holdings I, Ltd.	Cayman Is.
PG&E Overseas Holdings II, Ltd.	Cayman Is.
PG&E Corporation Australian Holdings Pty Ltd.	Australia
PG&E Corporation Australia Pty Ltd.	Australia
PG&E Energy Trading Australia Pty Ltd.	Australia
Gannet Power Corporation	CA
Rocksavage Services I, Inc.	DE
PG&E Generating Company, LLC	DE
PG&E Generating Energy Group, LLC	DE
Attala Power Corporation	DE
Attala Generating Company, LLC	DE
Attala Energy Company, LLC	DE
Badger Power Corporation	DE
Badger Generating Company, LLC	DE
Beech Power Corporation	DE
Mantua Creek Generating Company, L.P.	DE
Mantua Creek Urban Renewal, L.P.	DE

Some entities appear more than once because entities which are owned by more than one subsidiary are listed under each owner.

PG&E Corporation and Pacific Gas and Electric Company Subsidiaries

State
Plover Power Corporation	CA
Mantua Creek Generating Company, L.P.	DE
Mantua Creek Urban Renewal, L.P.	DE
Black Hawk III Power Corporation	CA
Lake Road Generating Company, L.P.	DE
Lake Road Power I, LLC	DE
Peach IV Power Corporation	DE
Lake Road Generating Company, L.P.	DE
Lake Road Power II, LLC	DE
Bluebonnet Power Corporation	DE
Bluebonnet Generating Company, LLC	DE
Covert Power Corporation	DE
Covert Generating Company, LLC	DE
First Arizona Land Corporation	DE
First California Land Corporation	DE
GenHoldings I, LLC	DE
Black Hawk Power Corporation	CA
Athens Generating Company, L.P.	DE
Harquahala Generating Company, LLC	DE
Harquahala Power Corporation	DE
Harquahala Generating Company, LLC	DE
Osprey Power Corporation	CA
Millennium Power Partners, L.P.	DE
Magnolia Power Corporation	DE
Millennium Power Partners, L.P.	DE
Peach I Power Corporation	DE
Athens Generating Company, L.P.	DE
Goose Lake Power Corporation	DE
Goose Lake Generating Company, LLC	DE
Harlan Power Corporation	CA
Umatilla Generating Company, L.P.	DE
Juniper Power Corporation	DE
Umatilla Generating Company, L.P.	DE
Long Creek Power Corporation	DE
Long Creek Generating Company, LLC	DE
Kentucky Hydro Holdings, LLC	DE
La Paloma Power Corporation	DE
La Paloma Generating Company, LLC	DE
Liberty Generating Corporation	DE
Liberty Generating Company, LLC	DE
Liberty Urban Renewal, LLC	DE
Madison Wind Power Corporation	DE
Madison Windpower LLC	DE
Meadow Valley Power Corporation	DE
Meadow Valley Generating Company, LLC	DE
MidColumbia Power Corporation	DE
MidColumbia Generating Company, LLC	DE
Morrow Power Corporation	DE
Morrow Generating Company, LLC	DE
Okeechobee Power Corporation	DE
Okeechobee Generating Company, LLC	DE
Otay Mesa Power Corporation	DE
PG&E Dispersed Power Corporation	DE
PG&E Dispersed Generating Company, LLC	DE
Plains End, LLC	DE
PG&E Generating Energy Holdings, Inc.	DE
Badger Generating Company, LLC	DE
Bluebonnet Generating Company, LLC	DE

Some entities appear more than once because entities which are owned by more than one subsidiary are listed under each owner.

PG&E Corporation and Pacific Gas and Electric Company Subsidiaries

State
Covert Generating Company, LLC	DE
Goose Lake Generating Company, LLC	DE
Long Creek Generating Company, LLC	DE
La Paloma Generating Company, LLC	DE
Liberty Generating Company, LLC	DE
Liberty Urban Renewal, LLC	DE
Madison Windpower LLC	DE
Meadow Valley Generating Company, LLC	DE
MidColumbia Generating Company, LLC	DE
Morrow Generating Company, LLC	DE
Okeechobee Generating Company, LLC	DE
PG&E Dispersed Generating Company, LLC	DE
Spencer Station Generating Company, L.P.	DE
PG&E Generating New England, Inc.	DE
PG&E Generating New England, LLC	DE
San Gorgonio Power Corporation	DE
Mountain View Power Partners, LLC	DE
Mountain View Power Partners II, LLC	DE
Spencer Station Power Corporation	DE
Spencer Station Generating Company, L.P.	DE
USGen New England, Inc.	DE
First Massachusetts Land Company, LLC	DE
USGen Services Company, LLC	DE
White Pine Generating Company, LLC	DE
PG&E Generating Power Group, LLC	DE
Aplomado Power Corporation	CA
Beale Generating Company	DE
Indian Orchard Generating Company, Inc.	DE
MASSPOWER, L.L.C.	DE
MASSPOWER	MA
JMC Altresco, Inc.	CO
Altresco, Inc.	CO
Pittsfield Generating Company, L.P.	DE
Berkshire Pittsfield, Inc.	CO
Berkshire Feedline Acquisition Limited Partnership	MA
Pittsfield Partners, Inc.	CO
Pittsfield Generating Company, L.P.	DE
JMC Iroquois, Inc.	DE
Iroquois Gas Transmission System, L.P.	DE
JMC Selkirk Holdings, Inc.	DE
JMC Selkirk, Inc.	DE
PentaGen Investors, L.P.	DE
Selkirk Cogen Partners, L.P.	DE
Selkirk Cogen Funding Corporation	DE
Selkirk Cogen Partners, L.P.	DE
Selkirk Cogen Funding Corporation	DE
JMCS I Holdings, Inc.	DE
PentaGen Investors, L.P.	DE
Selkirk Cogen Partners, L.P.	DE
Selkirk Cogen Funding Corporation	DE
Orchard Gas Corporation	DE
Mason Generating Company	DE
J. Makowski Associates, Inc.	MA
Cooper’s Hawk Power Corporation	CA
Citrus Generating Company, L.P.	DE
Eucalyptus Power Corporation	DE
Citrus Generating Company, L.P.	DE
Eagle Power Corporation	CA

Some entities appear more than once because entities which are owned by more than one subsidiary are listed under each owner.

PG&E Corporation and Pacific Gas and Electric Company Subsidiaries

State
Granite Generating Company, L.P.	DE
Granite Water Supply Company, Inc.	DE
Keystone Urban Renewal Limited Partnership	DE
Keystone Cogeneration Company, L.P.	DE
Keystone Urban Renewal Limited Partnership	DE
Logan Generating Company, L.P.	DE
Falcon Power Corporation	CA
Scrubgrass Generating Company, L.P.	DE
Scrubgrass Power Corp.	PA
Scrubgrass Generating Company, L.P.	DE
Clearfield Properties, Inc.	DE
Leechburg Properties, Inc.	DE
Spruce Power Corporation	DE
Spruce Limited Partnership	DE
Colstrip Energy, Limited Partnership	MT
Heron Power Corporation	CA
Gator Generating Company, L.P.	DE
Iroquois Pipeline Investment, LLC	DE
Iroquois Gas Transmission System, L.P.	DE
Jaeger Power Corporation	CA
Northampton Generating Company, L.P.	DE
Northampton Fuel Supply Company, Inc.	DE
Northampton Water Supply, Inc.	DE
Larkspur Power Corporation	DE
Hermiston Generating Company, L.P.	DE
Buckeye Power Corporation	DE
Hermiston Generating Company, L.P.	DE
Loon Power Corporation	DE
Merlin Power Corporation	CA
Fellows Generating Company, L.P.	DE
Pelican Power Corporation	CA
Okeelanta Power Limited Partnership	DE
Peregrine Power Corporation	CA
Chambers Cogeneration, Limited Partnership	DE
Raptor Holdings Company	CA
Gray Hawk Power Corporation	DE
Cedar Bay Cogeneration, Inc.	DE
Cedar Bay Generating Company, Limited Partnership	DE
PG&E Management Services Company	CA
Toyan Enterprises	CA
Indiantown Cogeneration, L.P.	DE
Indiantown Project Investment Partnership, L.P.	DE
Indiantown Cogeneration, L.P.	DE
Indiantown Cogeneration Funding Corporation	DE
PG&E Generating Services, LLC	DE
J. Makowski Pittsfield, Inc.	DE
J. Makowski Services, Inc.	DE
JMCS I Management, Inc.	DE
NEG Construction Finance Company, LLC	DE
PG&E Construction Agency Services I, LLC	DE
PG&E Construction Agency Services II, LLC	DE
PG&E National Energy Group Construction Company, LLC	DE
PG&E Operating Services Holdings, Inc.	CA
PG&E Operating Services Company	CA
PG&E National Energy Group Acquisition Company, LLC	DE
USGen Holdings, Inc.	DE
PG&E National Energy Group Company	CA
PG&E National Energy Group Company	CA

Some entities appear more than once because entities which are owned by more than one subsidiary are listed under each owner.

PG&E Corporation and Pacific Gas and Electric Company Subsidiaries

State
First Oregon Land Corporation	DE
Garnet Power Corporation	DE
Carneys Point Generating Company	DE
Topaz Power Corporation	DE
Carneys Point Generating Company	DE
USOSC Holdings, Inc.	DE
PG&E Operating Services Company	CA
PTP Services, LLC	DE
PG&E Overseas, Inc.	CA
PG&E Overseas, Ltd.	Cayman Is
PG&E Pacific I, Ltd.	Cayman Is
PG&E Pacific II, Ltd.	Cayman Is
Quantum Ventures	CA
Barakat & Chamberlin, Inc.	CA
Creston Financial Group, Inc.	CA
PG&E Energy Services Ventures, Inc.	DE
Real Estate Energy Solutions, LLC	DE
PG&E Gas Transmission Corporation	CA
GTN Holdings LLC	DE
PG&E Gas Transmission, Northwest Corporation	CA
Pacific Gas Transmission Company	CA
Pacific Gas Transmission International, Inc.	CA
PG&E Gas Transmission Service Company LLC	DE
Stanfield Hub Services, LLC	WA
PG&E Gas Transmission Holdings Corporation	CA
North Baja Pipeline, LLC	DE
PG&E Strategic Capital, Inc.	DE
PG&E Ventures, LLC	DE
Pacific Venture Capital, LLC	DE
PG&E Ventures ePro, LLC	DE
PG&E Telecom, LLC	DE
PG&E Capital, LLC	DE
PG&E Telecom Holdings, LLC	DE

Some entities appear more than once because entities which are owned by more than one subsidiary are listed under each owner.